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                                                                    Exhibit 99.5

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") is made as of the 27th day of May 2003, by and between SIPEX CORPORATION, a Massachusetts corporation ("Borrower"), and ALONIM INVESTMENTS INC., a Canadian corporation ("Lender"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement (as defined below).

                                    RECITALS:

         WHEREAS, Lender is purchasing a Convertible Secured Note due June 30, 2007 (the "Note") in an aggregate principal amount of $10,560,000 issued and sold by Borrower to Lender pursuant to that certain Securities Purchase Agreement of even date herewith by and between Borrower and Lender, as it may be amended, modified or extended from time to time (the "Purchase Agreement"); and

         WHEREAS, in connection with the purchase of the Note, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. (a) Grant of Security Interest. Borrower hereby grants a security interest to Lender in all of its right, title and interest, whether now existing or hereafter acquired, in all of its accounts (including without limitation health-care receivables), chattel paper (whether tangible or electronic), deposit accounts, documents, general intangibles (including without limitation payment intangibles, and software licenses; but not Intellectual Property), goods (including without limitation inventory, equipment, fixtures and accessions, and including Borrower's specialized systems (including its "clean room" facilities), instruments (including without limitation promissory notes), investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction and all proceeds and products of the foregoing, in each case as such terms are defined under the Uniform Commercial Code as in effect in the State of Massachusetts from time to time (the "Uniform Commercial Code"). All of the foregoing property of the Borrower shall be referred to as the "Collateral." To the extent that some of the Collateral is located in jurisdictions outside of the United States of America, the Borrower does hereby grant to the Lender a "pledge without dispossession", "commercial pledge", "hypothec", "nantissement", and/or other form of security interest in and to the Collateral, as may be permitted by applicable law in such other jurisdictions. The provisions of Section 4(a) shall apply

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to the creation /perfection/registration of such security interests in such other jurisdictions.

                  (b)  Certain Definitions.

                           (i) "Intellectual Property" means, collectively, the
                  Copyrights, the Patents, the Trade Secrets, the Trademarks and any and all agreements providing for the granting of any right in or to any of the foregoing.

                           (ii) "Copyrights" means all United States, state and
                  foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor , all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                           (iii) "Patents" means all United States, state and
                  foreign patents and applications for letters patent throughout the world, all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

                           (iv) "Trade Secrets" means all trade secrets and all
                  other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of Borrower (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                           (v) "Trademarks" means all United States, state and
                  foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the

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                  foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

         2. Secured Indebtedness. The security interest granted hereby shall secure the prompt payment of all obligations of every nature of Borrower from time to time owed to Lender under the Note, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on any obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding) (collectively, the "Obligations") and the prompt performance of each of the covenants and duties under the Transaction Documents (as defined in the Purchase Agreement).

         3. Representations and Warranties of Borrower. Borrower represents, warrants and agrees as follows:

                  (a) Borrower is a corporation organized under the laws of the State of Massachusetts. Borrower's mailing address is 233 South Hillview Drive, Milpitas, California 95035.

                  (b) "Sipex Corporation" is the correct legal name of Borrower indicated on the public record of Borrower's jurisdiction of organization which shows Borrower to be organized. Schedule 3(b) correctly sets forth all names and trade names that the Borrower has used in the last five (5) years.

                  (c) Schedule 3(b) also correctly sets forth the chief executive offices of Borrower over the last five (5) years, the location of all tangible Collateral and the place where records with respect to intangible Collateral are maintained and all other locations in which tangible assets of the Borrower (including, without limitation, inventory, equipment, books and records) have been maintained over the past five (5) years.

                  (d) This Agreement creates a valid and perfected first priority security interest in the Collateral (except with respect to Permitted Encumbrances), securing the payment of the Obligations, and all other filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Except as set forth on Schedule 3(d) hereto (the "Permitted Encumbrances"), Borrower is the owner of the Collateral free and clear of any liens and security interests. Borrower will defend and protect the Collateral against the claims and demands of all persons other than the holders of the Permitted Encumbrances.

                  (e) Schedule 3(e) sets forth the name of each bank at which Borrower maintains deposit accounts, the state of incorporation of each such bank, and the account numbers for each deposit account.
         Schedule 3(e) sets forth all letters of credit under which Borrower is named as beneficiary, including the name of the issuing bank and the letter-of-credit number. The Lender has a duly perfected first priority security interest in all deposit accounts and letter-of-credit rights of Borrower.

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                  (f)      Schedule 3(f) sets forth all third parties
         ("Bailees") with possession of any inventory and equipment of Borrower, including the name and address of such Bailee, a description of the inventory and equipment in such Bailee's possession, and the location of such inventory and equipment. Each Bailee has acknowledged that it holds possession of the inventory and equipment of Borrower for Lender's benefit, and Lender has a first priority perfected security interest in such inventory and equipment.

                  (g) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

                  (h)      Not Applicable.

                  (i) Borrower has exclusive possession and control of the tangible Collateral.

                  (j) No authorization, approval or action by, and no notice to or filing with, any governmental authority or regulator body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower or (ii) for perfection of or the exercise by Lender of its rights and remedies hereunder other than the filing of financing statements in the office of the Secretary of State of the State of Massachusetts.

         4. Further Assurances; Covenants. Borrower covenants and agrees with Lender as follows:

                  (a) Borrower agrees that from time to time, at the expense of Borrower, that it shall promptly authenticate, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower shall: (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (ii) at any reasonable time, upon request by Lender, annex the Collateral to and allow inspection of the Collateral by Lender, or persons designated by Lender; and (iv) at Lender's request, appear in and defend any action or proceeding that may affect Borrower's title to or Lender's security interest in all or any part of the Collateral.

                  (b) Borrower hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as Lender may determine, in its

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         sole discretion, are necessary or advisable to perfect the security interest granted to Lender herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Lender may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Lender herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Borrower shall furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

                  (c)      Not Applicable.

                  (d) Borrower shall, at any time and from time to time, whether or not the Official Text of Revised Article 9, 2000 Revision, of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws or a version thereof ("Uniform Revised Article 9") has been adopted in any particular jurisdiction, take such steps as Lender may reasonably request for Lender (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to Lender, of any bailee having possession of any of the Collateral, stating that the bailee holds possession of such Collateral on behalf of Lender, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined by Revised Article 9 with corresponding provisions thereof defining what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of Lender's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Revised
         Article 9 in any jurisdiction. Borrower shall not, at any time, acquire a "commercial tort claim" (as such term is defined in Revised Article
         9) with a claim for damages in excess of $250,000, without the prior written consent of the Lender, and Borrower shall promptly notify Lender of its intent to acquire such claim in writing, providing a reasonable description and summary thereof, and shall execute, upon request from the Lender, a supplement to this Security Agreement in form and substance reasonably satisfactory to Lender granting a security interest in such commercial tort claim to Lender.

                  (e)      Not Applicable.

                  (f) Except in connection with the contemplated change of state of incorporation from Massachusetts to Delaware, Borrower shall not change its name, identity or corporate structure or the jurisdiction where it is incorporated unless it shall have given Lender at least thirty (30) days' prior written notice thereof and executed or authorized, at the request of Lender, such additional financing statements to be filed in such jurisdictions as Lender may deem necessary or desirable in its sole discretion, and any amendments to this Agreement as may be necessary to reflect such change in form

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         and substance reasonably acceptable to Lender. Borrower hereby authorizes any additional financing statements that may be filed with the State of Delaware.

                  (g) Borrower will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender.

                  (h) Borrower shall notify Lender in writing of any change in the location of Borrower's principal place of business or the location of any tangible Collateral or the place(s) where the records concerning all intangible Collateral are kept or maintained within ten
         (10) days of any such change.

                  (i) Borrower will keep the Collateral in good condition and repair, will otherwise maintain and keep the Collateral and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums, Lender may do so for Borrower's account and add the amount thereof to the Obligations.

                  (i) Until the occurrence of an Event of Default, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

                  (j) Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender. Notwithstanding the foregoing, so long as an Event of Default has not occurred, Borrower shall have the right to process and sell Borrower's inventory, equipment and fixtures in the regular course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then, upon request, such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.

                  (k)      Not Applicable.

                  (l) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender. Any money received by Lender under said policies may be applied to the payment of the Obligations, whether or not due and payable, or at Lender's option may be delivered by Lender to Borrower for the

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         purpose of repairing or restoring the Collateral. Borrower assigns to
         Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney-in-fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the Obligations.

                  (m) Borrower will not permit any liens or security interests other than those created by this Agreement and the Permitted Encumbrances or those created in conjunction with purchase money financing to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

                  (n) Borrower shall keep full and accurate records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Borrower may request in order to reflect the security interest granted hereby. Borrower shall, promptly upon written request, provide to Lender all information and evidence it may request concerning the Collateral in order to enforce the provisions of this Agreement.

         5. Remedies Upon Default. Upon an Event of Default under and as defined in the Note, Lender may pursue any or all of the following remedies, without any notice to Borrower except as required below:

                  (a) Lender may give written notice of default to Borrower, following which Borrower shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Borrower's obligation to refrain from so impairing Lender's Collateral.

                  (b) Lender may give written notice of default to Borrower, following which Lender may take possession of any or all of the Collateral. Borrower hereby consents to Lender's entry into any of Borrower's premises to repossess Collateral, and specifically consents to Lender's forcible entry thereto as long as Lender causes no significant damage to the premises in the process of entry (frilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of the peace.

                  (c) Lender may dispose of the Collateral at private or public sale in accordance with the Uniform Commercial Code. Any required notice of sale shall be

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         deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

                  (d) Lender may recover any or all proceeds of accounts from any bank or other custodian who may have possession thereof. Borrower hereby authorizes and directs all custodians of Borrower's assets to comply with any demand for payment made by Lender pursuant to this Agreement, without the need of confirmation from Borrower and without making any inquiry as to the existence of an Event of Default or any other matter. Lender may engage a collection agent to collect accounts for a reasonable percentage commission or for any other reasonable compensation arrangement.

                  (e) Lender may notify any or all account debtors that subsequent payments must be made directly to Lender or its designated agent. Such notice may be made over Lender's signature or over Borrower's name with no signature or both, in Lender's discretion to the extent consistent with the Uniform Commercial Code. Borrower hereby authorizes and directs all existing or future account debtors to comply with any such notice given by Lender, without the need of confirmation from Borrower and without making any inquiry as to the existence of an Event of Default or as to any other matter.

                  (f) Lender may, but shall not be obligated to, take such measures as Lender may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, Lender may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by Lender in the course of collecting the accounts may be taken by Lender in its own name or in Borrower's name. Lender may reasonably compromise any disputed claims and may otherwise enter into reasonable settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Borrower. Lender shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

                  (g) Lender may, with respect to any account involving uncompleted performance by Borrower, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Borrower's part, take such action as Lender may deem appropriate including, but not limited to, performing or causing the performance of any obligation of Borrower thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. Lender's action with respect to any such accounts or general intangibles shall not render Lender liable for further performance thereunder unless Lender so agrees in writing.

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                  (h)      Lender may exercise its lien upon and right of setoff
         against any monies, items, credits, deposits or instruments that Lender may have in its possession and that belong to Borrower or to any other person or entity liable for the payment of any or all of the Obligations.

                  (i) Lender may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Lender at law or equity, including, without limitation, under the Uniform Commercial Code.

         6. Audits and Examinations. Lender shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Borrower, or the Collateral, all of which will be made available upon request, provided, however, that no such examination or audit shall unreasonably interfere with the operation of Borrower's business. Such accountants or other representatives of Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems necessary or proper. Any reasonable expenses incurred by Lender in making such examination, inspection, verification or audit shall be paid by Borrower promptly on demand and shall constitute part of the Obligations.

         7. Termination Statement. Upon receipt of proper written demand following the payment in full of the Obligations, Lender shall forthwith send a termination statement with respect to any financing statement filed to perfect Lender's security interests in any of the Collateral to Borrower or cause such termination statement to be filed with the appropriate filing officer(s).

         8. Power of Attorney. Borrower hereby constitutes Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as Lender may designate; to execute any document Lender deems necessary or reasonable in order to perfect and/or maintain the security interests and liens granted herein by Borrower to Lender; to do all other acts and things necessary to carry out the purposes of and remedies provided under this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until all of the Obligations are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

         9. No Waiver; Remedies Cumulative. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under any other Transaction Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights, powers and remedies existing under this Agreement and the other Transaction Documents are cumulative, and not exclusive of, any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         10. Expenses. Without duplication of the obligations of Borrower set forth in the Purchase Agreement, Borrower agrees to reimburse Lender for all reasonable costs and expenses of Lender (including the reasonable fees and expenses of legal counsel) in connection with (a) any Event of Default and any enforcement or collection proceeding resulting therefrom, including all manner of participation or other involvement with (i) performance by Lender of any obligations of Borrower that Borrower has refused or failed to perform; (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for taking care of the Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise; (iii) judicial or regulatory proceedings; and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section, and all such costs and expenses shall be Obligations entitled to the benefit of the security interest provided hereunder.

         11. Indemnity. (a) Borrower agrees: (i) to defend (subject to Indemnitees' (as defined below) selection of counsel), indemnify, pay and hold harmless each of Lender and each of its affiliates and the officers, directors, trustees, partners, employees, members, representatives and agents of Lender and each of its affiliates (collectively, "Indemnitees"), from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct; and (ii) to pay to Lender promptly following written demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents.

                  (b) The obligations of Borrower in this Section shall survive the termination of this Agreement and the discharge of Borrower's other obligations under this Agreement, the Purchase Agreement and any other Transaction Documents.

         12. Notices. All notices, requests, consents and demands hereunder shall be made in writing and telecopied or delivered to the intended recipient at its address and in the manner set forth in the Purchase Agreement and shall be deemed to have been given at the times specified therein. Each such notice, request, consent and demand shall be addressed: if to Borrower, to its address set forth in the Purchase Agreement; and, if to Lender, to its address set forth in the Purchase Agreement.

         13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender including all persons who become bound as debtor to this Agreement. Borrower shall not, without the prior written consent of Borrower, assign any right, duty or obligation hereunder.

         14. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

         15. Amendments. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

         16. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement.

         17. Counterparts. This Agreement may be executed by facsimile, in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         18. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Borrower, Lender and their respective agents have participated in the preparation hereof.

         19. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be, governed by, and considered in accordance with, the law of the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Santa Clara County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                           BORROWER:

                                           SIPEX CORPORATION
                                           a Massachusetts corporation

                                           _____________________________________
                                           By:
                                           Title:

                                           LENDER:

                                           ALONIM INVESTMENTS INC.
                                           a Canadian corporation

                                           _____________________________________
                                           By:
                                           Title: